EUCG	Euclid Capital Growth ETF
listed on Cboe BZX Exchange, Inc.
Supplement dated June 22, 2021 to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 30, 2020, as previously supplemented

Effective immediately, Karl C. Ashley, MBA, CPPT, is no longer a portfolio manager for the Euclid Capital Growth ETF (the “ETF”). According, all references to Mr. Ashley are removed from the ETF’s Prospectus and SAI.
William H. Hoover, MA, Frederic M. Smoak, CFA, MBA, and John Creekmur, CFP, MBA of Euclid Investment Advisory, LLC, the ETF’s Sub-Adviser, and Michael Venuto and Charles A. Ragauss, CFA of Toroso Investments, LLC, the ETF’s Adviser, remain the portfolio managers responsible for the day-to-day-management of the ETF.

Please retain this Supplement with your Prospectus and SAI for future reference.